Exhibit 99.1

 June 3, 2016NYSE MKT: GIG

 Forward-Looking Statements: This presentation contains forward-looking statements regarding operating trends; expected future results and guidance; GigPeak’s and its subsidiaries’ expansion and business strategies into new markets and projects; further acquisitions; anticipated growth opportunities; the amount of capital-raising necessary to achieve those strategies; integrating recently acquired businesses into GigPeak effectively; changes in business or other market conditions and product trends that are forward-looking. We undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Additional factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of GigPeak’s filings with the SEC, including in GigPeak’s current and periodic reports filed or furnished from time to time with the SEC. Use of Non-GAAP Financial Measures:These materials include references to non-GAAP net income, non-GAAP gross margin, non-GAAP earnings per share and Adjusted EBITDA. GigPeak believes that these non-GAAP financial measures are important indicators of the ongoing operations of its business and provide better comparability between reporting periods and provide a better baseline for analyzing trends in GigPeak’s operations. GigPeak does not, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. GigPeak believes the disclosure of the effects of these items increases the reader’s understanding of the underlying performance of the business and that such non-GAAP financial measures provide investors with an additional tool to evaluate our financial results and assess our prospects for future performance.All trademarks, service marks and trade names of GigPeak, Inc. used herein are trademarks or registered trademarks of GigPeak, Inc. Any other product, company names, or logos mentioned herein are the trademarks and/or property of their respective owners.  Disclaimer  2

# Introducing GigPeak

***A leading innovator ofsemiconductor ICs andsoftware solutions forHigh-Speed Connectivity andHigh-Quality Video Compression over the Network and the Cloud***

**Focused on high performance cloud infrastructure applications**

- Faster connectivity and increased streaming speeds
- Superior compression video quality at low bitrates
- Lower power consumption
- Resulting in Improved utilization of infrastructure & Reduced total cost of ownership

**Accretive acquisitions and strategic investments**

- 8 acquisitions, 1 joint-venture, and 1 strategic investment since inception
- Broadened product portfolio
- Expanded addressable market
- Diversified portfolio of Tier 1 customers

**Product differentiation supports high margins & business operating leverage to drive strong cash flow**

- Revenue growth and scale
- Synergy opportunities to cross-sell products to top tier customers globally
- Targeting $100M run-rate by end of 2017
- 19 Consecutive Quarters of Positive Adjusted EBITDA
- Cash flow in Q1 '16 was 3.5x cash flow in fiscal year 15

Delivering best-of-breed, high margin products to high growth markets

GigPeak™
© 2016 GigPeak, Inc. All Rights Reserved
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# GigPeak Focus: Cloud Infrastructure Networking

*Key Drivers of Change:*

Mobility – Data traffic growing at a 57% CAGR to 24.3 Exabytes/month by 2019

Social Networking – Billions of monthly active users spend more time on social media than any other major Internet activity, including email

IoT – Nearly 12 billion devices will require connectivity in 2019

Cloud Computing – By 2017, 70% of storage and 50% of compute power will reside in hyperscale data centers

Source: Cisco VNI, IDC, Wall Street Research.

*"Above the Cloud"*

*GigPeak addresses network and data center operator needs for more bandwidth at lower cost*



TELECOM
METRO ROUTERS
CORE ROUTERS
SATELLITE COMMUNICATION
SUBMARINE NETWORKS
DATACOM
ENTERPRISE & DATA CENTER
GigPeak
Touch the Cloud
CONTENT GENERATION
AIRBORNE COMMUNICATION
BASE STATION BACKHAUL
FTTH
Wi-Fi
WEBCOM

*"Below the Cloud"*

*GigPeak supports faster and more ubiquitous connectivity for consumers, enterprises and industrial (IoT) users*

Product offering addresses the challenges of providing high-speed, high bandwidth connectivity across the cloud infrastructure network with high margin end-to-end solutions

GigPeak
© 2016 GigPeak, Inc. All Rights Reserved
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# GigPeak Growth History



($ in millions)
20%+
Revenue CAGR from 2009 – 2015
Revenue
Non-GAAP NI
Adj. EBITDA
Non-GAAP Gross Margin %
3.2
9.7
14.8
(4.4) (4.4)
60
26.9
(0.5)
2.5
55
32.3
(2.5)
0.3
54
32.7
0.4
3.6
56
28.9
(0.4)
2.4
63
32.9
1.2
4.0
61
40.4
7.3
10.1
65
~58.0(a)
2007
Iterra
Telecom PMD
2008
LUMERA
Helix
Datacom PMD
2009
CHIPX
High speed ASIC
2010
2011
endwave
Wireless devices
2012
2013
2014
BrPHOTONICS
Tahoe RF Semiconductor, Inc.
IoT RF devices
2015
terasquare
Datacom PMD
2016E
Magnum
Video compression and analytics

**Proven consolidation model, monetizing best-of-breed technologies and delivering profitable growth**

(a) Based upon purchase accounting adjustment for Magnum acquisition as reflected in Current Report on Form 8-K/A filed May 27, 2016.

GigPeak
© 2016 GigPeak, Inc. All Rights Reserved
5

# Latest Acquisition: Magnum Semiconductor

- Similar to GigPeak, Magnum focused on highest performance, high-speed information transmission, but within broadcast infrastructure rather than telecom or datacom networks
- Magnum's industry leading compression technology reduces the size of video data without losing quality, complementing GigPeak's solutions that increase the speed of data transmission
- ~100 video compression and processing patents granted/pending
- 2015 - $17M in revenue will increase GigPeak's total revenue and improve gross margin

**KEY CUSTOMERS**

CISCO Lighthouse Customer

Imagine Communications

sencore

THOMSON

nevion

ARRIS

evertz

ADTEC Digital

Appear TV

Sumavision

Magnum acquisition further enhances our vision of enabling high-speed and high-quality information streaming end-to-end over the network from the network's core to the end user

GigPeak
© 2016 GigPeak, Inc. All Rights Reserved
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# Focus on High Value, High Margin Markets

*"Above the Cloud"* | *"Below the Cloud"*

## Core & Metro Networks



*Drivers & TIAs Custom ASICs*

- TIAs & Drivers–all Speeds, all Formats
- Leadership in Limiting and Linear Coherent 100Gbps To 400Gbps Drivers

## Data Center Communication



*Drivers, TIAs, & CDRs for AOCs & Pluggables*

- Sole Merchant Supplier for 40Gbps Parallel ICs
- Complete 100Gbps ICs Product Portfolio with Best-in-class Performance

## Professional Broadcast and IP Video Streaming



*Software & SoC*

- Highest Video Quality at Lowest Bitrate Solutions
- Leading Market Share in Broadcast Video Market

## Access, Backhaul & 5G Applications



*RF MMICs for Access & 5G Applications*

- mmWave Power Amplifiers
- BiCMOS Transceivers
- System In Package

## Solutions for the Internet of Things



*SoC & ASIC Chips*

- Wearables, Consumer Devices and Satellite
- High Frequency RF Devices
- High-Speed / Low-Power
- Broadband Everywhere
- Connected Smart Vehicles

GigPeak addresses a multi-billion dollar TAM opportunity

GigPeak
© 2016 GigPeak, Inc. All Rights Reserved
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 Core & Metro Networks   8  GIG Driver  GIG TIA  Line Card -> 4x5” Transceiver -> Small Form Factor integration32Gbaud QPSK -> 46Gbaud 8QAM -> 64Gbaud 16QAM   CFP  CFP2CFP8  CFP4                        TIAs & Drivers for all speeds & formats, in addition to leadership in limiting and linear coherent 100Gbps to 400Gbps drivers  “Above the Cloud”

*"Above the Cloud"*

# Data Center Communication

**DEVICES FOR PARALLEL OPTICS LINKS**

**1X/4X/12X CHANNELS FOR 10, 14 AND 28 GBPS/CHANNEL – 40GBPS AND 100GBPS NRZ**

**NEXT GENERATION SOLUTIONS FOR 56GBPS – PAM4**


Sun
Google
IBM
EMC
Microsoft










CDR ARRAY
TIA IC
PD ARRAY
LENS ARRAY
CDR ARRAY
VD IC
VCSEL ARRAY
LENS ARRAY
LENS ARRAY
VCSEL ARRAY
VD IC
CDR ARRAY
LENS ARRAY
PD ARRAY
TIA IC
CDR ARRAY

Sole merchant supplier for 40Gbps Parallel ICs and complete 100Gbps ICs product portfolio with best-in-class performance

GigPeak™
© 2016 GigPeak, Inc. All Rights Reserved
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# Professional Broadcast & IP Video Streaming

*"Above the Cloud"*

## VIDEO CONTRIBUTION



- Best in Class Video Quality
- DVB Compliant and Interoperable solution

## PRIMARY DISTRIBUTION



- Two Decades of Award-winning Video Compression Experience
- Complete Solution

## SECONDARY DISTRIBUTION



- Advanced Content Repurposing for Multi-Screen Viewing
- High Efficient Statistical Multiplexing Interface

## GENERATIONS OF ASIC/SOC SOLUTION



**D7Pro**
55nm
- H.264
- MPEG-2



**D7xpress**
55nm
- HEVC
- H.264
- MPEG-2



**D8**
28nm
- H.265
- H.264
- MPEG-2

Highest video quality at lowest bitrate solutions with leading market share in broadcast video market

GigPeak™
© 2016 GigPeak, Inc. All Rights Reserved
10

# Backhaul, Access & 5G Applications

*"Below the Cloud"*

**E-BAND BACKHAUL POINT-TO-POINT**



**SMALL CELLS**



- mmWave Power Amplifiers
- BiCMOS Transceivers
- System In Package

**SATELLITE**



- Internet Everywhere
- V/Q/E Band PA, LNA
- GPS Receivers

**5G NETWORK**



- Broadband Everywhere Anytime
- Connected Smart Vehicles
- Massive Internet of Things

Strong technology platform for 5G applications and best output power performance through 2 chip solution for E-band Point-to-Point backhaul

GigPeak™
© 2016 GigPeak, Inc. All Rights Reserved
11

# Solutions for the Internet of Things

*"Below the Cloud"*

## WEARABLE DEVICES



- High-Speed, High Frequency RF Devices
- Digital Signal Processing
- High-Speed Interface

## CONSUMER ELECTRONICS



- High-Speed Interface
- Digital Signal Processing
- High-Speed / Low-Power
- Consumption State-Machine

## BUILDING AUTOMATION



- High-Speed, High Frequency RF Devices
- Small Footprint and High Integration
- Digital Signal Processing

Products have ultra wide bandwidth, ultra high-speed interfaces, and capability of adding digital signal processing to address sophisticated IoT applications

GigPeak™
© 2016 GigPeak, Inc. All Rights Reserved
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 Top Tier, Diversified Global Customer Base  13    GigPeak’s current sales and marketing infrastructure is globally aligned with customers and poised to continue capitalizing on cross-sell opportunities  APAC  NORTH AMERICA  EMEA

 Strong Financial Momentum  14  19 Consecutive Quarters of Positive Adjusted EBITDA  Note: Guidance for the Quarter Ending June 26, 2016  Record GAAP and non-GAAP Gross Margin in Q1’16  2015 results illustrate the benefits of GigPeak’s organic and inorganic strategic initiatives, with strong sequential quarterly improvement in revenue and profits  Revenue Growth ($M)  Non-gaap gross margin   ADJUSTED EBITDA ($M)

 Consistent and Accelerating Revenue Growth  15  14%  23%  Record revenue in Q1’16; up 25% from Q1’15 2015 revenue grew 23% Y/Y, reflecting double-digit growth across all product linesAcquisition of Magnum accelerates revenue growth, provides for incremental cross-selling opportunities and positions the Company for sustainable growth in high-margin business  Annual Revenue ($M)  Commentary  GigPeak is rapidly approaching its goal of $100M in annualized run-rate revenue by the end of 2017  (a)  (a) Based upon purchase accounting adjustment for Magnum acquisition as reflected in Current Report on Form 8-K/A filed May 27, 2016.

 Increasing Profitability  16  Proven operating model with industry leading marginsRecord 68% GAAP and 69% non-GAAP gross margin in Q1’16Q1’16 marked the 19th straight quarter of positive Adjusted EBITDAEnhanced high margin product lines, and Magnum’s solutions will further improve marginsFurther cost synergies and continued operating efficiencies expected to support continuously improving profitability  Annual ADJUSTED EBITDA Margins  Annual Non-GAAP Gross Margins  Commentary  Note: 2011-2012 included lower margin revenue from ChipX and Endwave acquisitions that were discontinued in 2013.  Improving profitability a direct result of strategic initiatives focused on high margin opportunities

 Increasing Non-GAAP Net Income and EPS Trends  17  Q1’16 marked the 8th straight quarter of non-GAAP net income profitability Non-GAAP EPS of $0.22 for last 4 quartersFY 2015 non-GAAP EPS of $0.19, more than 4x FY 2014Will maintain good profitability in FY 2016EPS accretion despite an approximately 20% increase in share count through Magnum transaction and recent financings  Annual Non-GAAP EARNINGS PER SHARE  Commentary  Strong track record of delivering accretive growth and driving shareholder value

  Year-Over-Year Financial Progress    Q1 2015  Q1 2016  ~Increase  Market Capitalization*   $49M  $156M  218%  Stock Price*  $1.47  $2.90  97%  Average Trading Volume*  ~128,000  ~475,000  271%  Quarterly Total Revenue  $9.1M  $11.4M  25%  Gross Margin (Non-GAAP)  62%  69%  7%  Earnings Per Share (Non-GAAP)  $0.02  $0.05  150%  Adjusted EBITDA  $1.4M  $3.0M  114%  Analyst Coverage  4  7  75%  *as of May 22, 2015 and May 24, 2016  18

  Balance Sheet & Capitalization      Cash & Equivalents1  $36.8   Accounts Receivable  $9.0   Inventory  $7.0   Other Current Assets  $0.8  Total Current Assets  $53.6   Long-term Assets  $21.4  Total Assets  $75.0   Current Liabilities  $7.7   Long-term Liabilities/Other  $1.3  Total Liabilities  $9.0  Redeemable Common Stock  $4.7   Total Equity  $61.3  Total Liabilities & Equity  $75.0   Common Stock Outstanding  54.8M   Stock Price2  $2.90   Avg. Trading Volume2  ~475,000   Market Cap2  ~$156M   Options Outstanding  7.8M   Weighted Exercise Price  $2.32   RSUs Outstanding  5.4M    Warrants Outstanding  0.2M  Balance Sheet 3/27/16 (Millions)  Cap Table Highlights   Undrawn $57.1M Shelf Available, Effective Jan. 5, 20161 Prior to acquisition of Magnum and borrowing from Silicon Valley Bank2 As of 5/24/16  19

# Management Team in Place to Execute Strategic Vision

| Name | Title | Biography |
|---|---|---|
|  **Dr. Avi Katz** | Chairman & CEO | ▪ Founded GigPeak in 2007<br>▪ 25+ years experience with technology, business development, and sales |
|  **Darren Ma** | Vice President, Chief Financial Officer | ▪ Joined GigPeak in 2014<br>▪ 12+ years experience in semiconductors |
|  **Dr. Raluca Dinu** | COO | ▪ Joined GigPeak through acquisition of Lumera in 2008<br>▪ 15+ years experience in the telecom industry |
|  **Andrea Betti-Berutto** | Senior Vice President, Chief Technology Officer | ▪ Joined GigPeak through acquisition of iTerra in 2007<br>▪ 20+ years experience with high-speed IC and multichip modules |

GigPeak™
© 2016 GigPeak, Inc. All Rights Reserved
20

Investment Highlights  21  Track Record of Growing Revenue and Improving Profit Margins  Addressing High Margin Market Opportunities  Global Diversified Customer Base  Highly Differentiated Technology Portfolio  Disciplined M&A Strategy Driving Scale and Growth  ProvenExecutive Management Team

 GAAP to Non-GAAP ReconciliationGigOptix Historical Results   ($ in Thousands)    2013    2014    2015  Gross Margin Reconciliation            GAAP gross profit  $19,236     $25,496      $7,679  Stock-based compensation  336     387      86  Amortization of intangible assets  412     413      103   Special bonus  –    3       –  Non-GAAP Gross Profit  $19,984     $26,299      $7,868   Revenue  $32,947     $40,394      $11,362  GAAP gross margin  58%    63%     68%  Non-GAAP gross margin  61%    65%     69%                  Net Income Reconciliation                GAAP net income (Loss)  ($5,821)    $1,248      ($52)  Stock-based compensation  4,225     3,843      1,285   Amortization of intangible assets  893     992      320   Restructuring expense, net  343     –     –  Special litigation-related expense  –    –     –  Acquisition and strategic activities related costs  466     668      803  Special bonus  343     550      –  Change of executive severance and related costs  334     –     –  Loss on equity investment  456     3      –  Non-GAAP net income  $1,239     $7,304      $2,356   2014  2015  Q1’16  22